FOIA CONFIDENTIAL TREATMENT REQUESTED - PORTIONS OF THE EXHIBIT MARKED BY [**Redacted**] HAVE BEEN OMITTED
PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION	Exhibit 10.1

UNCLASSIFIED

				1	3
2. AMENDMENT/MODIFICATION NO.		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.		5. PROJECT NO. (If applicable)
P00041		04/11/2017
6. ISSUED BY	CODE	[**REDACTED**]	7. ADMINISTERED BY (If other than Item 6)	CODE	[**REDACTED**]
[**REDACTED**] [**REDACTED**] [**REDACTED**]			[**REDACTED**] [**REDACTED**] [**REDACTED**]
8. NAME AND ADDRESS OF CONTRACTOR (No., street, county, State and ZIP Code) DIGITALGLOBE, INC. Attn: [**REDACTED**] 1300 W 120TH AVENUE WESTMINSTER CO 80234			9A. AMENDMENT OF SOLICITATION NO.
9B. DATED (SEE ITEM 11)
			x		10A. MODIFICATION OF CONTRACT/ORDER NO. HM02101 3CN002
CODE 1CGQ7		FACILITY CODE	10B. DATED (SEE ITEM 13) 07/30/2013
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS

☐ The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offers                                      ☐ is extended     ☐ is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning                                        copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.   FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER If by virtue of this amendment you desire to change an offer already submitted , such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM ONLY APPLIES TO MODIFICATION OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
CHECK ONE	A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 1OA.
X

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.)   SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
D. OTHER (Specify type of modification and authority)
E. IMPORTANT:	Contractor ☒ is not. ☐ is required to sign this document and return ____________________ copies to the issuing office.

 14.  DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible)

Tax ID Number:31-1420852

DUNS Number:789638418

The purpose of this Modification is to reissue Contract Change Pages from Contract Modification P00039 and Modification P00040 for the Section A through Section J Table of Contents and select pages in Sections B, G, H, I and J. Due to an unintentional administrative error, change pages issued under Modification P00040 inadvertently reversed revisions made in Modification P00039. Accordingly, this Modification provides corrected Change Pages as noted below.

These pages encompass all revisions made under both Modifications p00039 and p00040 as reflected by the change bars on each affected page. Change pages that were issued for Continued

Except as provided herein, all terms and conditions of the document referenced in Item 9 A or 10A, as heretofore changed, remains unchanged and in full force and effect.

REDACTED**]		REDACTED**]	REDACTED**]
15A. NAME AND TITLE OF SIGNER (Type or print) [**REDACTED**]	15C. DATE SIGNED	16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) [**REDACTED**]	16C. DATE SIGNED [**REDACTED**]
15B. CONTRACTOR/OFFEROR [**REDACTED**]		16B. UNITED STATES OF AMERICA [**REDACTED**]

(Signature of person authorized to sign)		(Signature of Contracting Officer)

by GSA
NSN 7540-01-152-8070 Previous edition unusable	STANDARD FORM 30 (REV. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00041	PAGE	OF
		2	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

repagination only were correct as issued in each respective Modification and are not provided again.

1.  Section A through Section J Table of Contents, change pages 18 through 20 are attached hereto (Modifications P00039 and P00040).

2.  Under Section B, Supplies or Services and Prices/Costs:

a.  Paragraph B.7 Total Contract Price/Total Contract Funding, change pages 22 and 23 are attached hereto (Modification P00040).

b.  Paragraph B.10, Option CLINs 0301, 0401, 0501, 0601, 0701, 0801 And 0901 ¿ Commercial Satellite Imagery - Service Level Agreement (SLA) or Satellite Access Agreement (SAA) For Pixel & Imagery Acquisition/Operations (Baseline Collection Capacity), change page 23 is attached hereto (Modification P00039).

3.  Under Section G, Contract Administration Data, Paragraph G.6, Accounting and Appropriation Data, change page 34a is attached hereto (Modification P00040).

4.  Under Section H, Special Contract Requirements,

a.  Special Contract Requirements H.13, NGA: 5X52.45.102-9000 Management of NGA Government Property (NOV 2016), change pages 41 and 42 are attached hereto (Modification P00040).

b.  [**REDACTED**], change page 49a is attached hereto (Modification P00039).

5.  Under Section I, Contract Clauses, change pages 57 and 63 are attached hereto for the following clauses (Modification P00040):

a.  Clause I.16, FAR 52.245-9 USE AND CHARGES. (JUN 2007) is hereby updated to FAR 52.245-9 USE AND CHARGES. (JAN 2017).

b.  Clause I.37, DFARS 252.245-7001 Tagging, Continued ...

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR(48 CFR) 53.110

UNCLASSIFIED

UNCLASSIFIED

CONTINUATION SHEET	REFERENCE NO. OF DOCUMENT BEING CONTINUED HM021013CN002/P00041	PAGE	OF
		3	3

NAME OF OFFEROR OR CONTRACTOR

DIGITALGLOBE, INC.

ITEM NO. (A)	SUPPLIES/SERVICES (B)	QUANTITY (C)	UNIT (D)	UNIT PRICE (E)	AMOUNT (F)

Labeling, and Marking of Government-Furnished Property (APR 2012).

c.  Clause I.38, DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012).

d.  Clause I.39, DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012).

e.  Clause I.40, DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016).

f.  Clause I.41, DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016).

6.  Under Section J ¿ List of Attachments, Attachment 1, EnhancedView Imagery

Acquisition Statement of Work (SOW), change page 64 is attached hereto (Modification P00039).

Payment:

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

[**REDACTED**]

Period of Performance: 09/01/2013 to 08/31/2017

NSN 7540-01-152-8067	OPTIONAL FORM 336 (4-86)
Sponsored by GSA
FAR (48 CFR) 53.110

UNCLASSIFIED

HM0210-13-C-N002-P00041

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well

The information contained in this document must be protected in its entirety as

UNCLASSIFIED//FOR OFFICIAL USE ONLY.

Any combination of paragraphs marked “UNCLASSIFIED” must be reviewed in the event they, by compilation, disclose information at the UNCLASSIFIED//FOR OFFICIAL USE ONLY level as well.

(U) SECTION A – See Standard Form (SF) 1449, Solicitation, Offer and Award		21
(U) SECTION B - Supplies or Services/Prices		21
(U)	BASE PERIOD: RESERVED (Reference Contract HM0210-10-C-0002)	21
B.1	(U) CLINs 0001, 0101 and 0201: [**REDACTED**]	21
B.2	(U) CLINs 0002, 0102 and 0202: [**REDACTED**]	21
B.3	(U) CLINs 0003, 0103 and 0203: [**REDACTED**]	21
B.4	(U) CLINs 0004, 0104 and 0204: [**REDACTED**]	21
B.5	(U) CLINs 0005, 0105 and 0205: [**REDACTED**]	21
B.6	(U) CLINs 0006, 0106 and 0206: [**REDACTED**]	21
B.7	(U) TOTAL CONTRACT PRICE/TOTAL CONTRACT FUNDING	21
B.8	(U) CLIN DESCRIPTION	23
B.9	(U) CONTRACT TYPE	23
(U)	OPTION PERIODS	23
B.10	(U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)	23
B.11	(U) OPTION CLINs 0302, 0402, 0502, 0602, 0702, 0802 and 0902: [**REDACTED**]	24
B.12	(U) [**REDACTED**]	24
B.13	(U) OPTION CLINs 0303, 0403, 0503, 0603, 0703, 0803 and 0903: [**REDACTED**]	24
B.14	(U) OPTION CLINs 0304, 0404, 0504, 0604, 0704, 0804 and 0904: COMMERCIAL SATELLITE IMAGERY - VALUE-ADDED PRODUCTS AND SERVICES	24
B.15	(U) OPTION CLINs 0305, 0405, 0505, 0605, 0705, 0805 and 0905: COMMERCIAL SATELLITE IMAGERY - PHYSICAL MEDIA DELIVERY	24
B.16	(U) OPTION CLINs 0306, 0406, 0506, 0606, 0706, 0806 and 0906: COMMERCIAL SATELLITE IMAGERY - SYSTEM ENGINEERING SERVICES SUPPORT	25
B.17	[**REDACTED**]	25
B.18	(U) CLIN 0408, NGA REQUEST FOR CHANGE N01-0606J, SWIR/CAVIS/GE01 & BUSINESS RULE CHANGES	25
B.19	(U) CLIN 0508, LICENSE FOR FULL PUBLIC DISCLOSURE	26
B.20	(U) CLIN 0509, NGA REQUEST FOR CHANGE [**REDACTED**]	26
B.21	(U) CLIN 0608, LICENSE FOR FULL PUBLIC DISCLOSURE	18
B.22	(U) CLIN 0609, NGA REQUEST FOR CHANGE [**REDACTED**]	18
C.1	(U) STATEMENT OF WORK	27
(U) SECTION D - Packaging and Marking		27
D.1	(U) PACKAGING AND MARKING INSTRUCTIONS PRESERVATION, PACKAGING, PACKING, AND MARKING OF SHIPMENTS (COMMERCIALLY PACKAGED ITEMS)	27
D.2	(U) PROHIBITED PACKING MATERIALS	27
D.3	(U) MARKINGS OF WARRANTED ITEMS	27
(U) SECTION E - Inspection and Acceptance		28
E.1	(U) FAR 52.246-6 INSPECTION - TIME-AND-MATERIAL AND LABOR-HOUR. (MAY 2001)	28
E.2	(U) INSPECTION	28
E.3	(U) ACCEPTANCE	28
(U) SECTION F - Deliveries or Performance		29
F.1	(U) FAR 52.242-15 STOP-WORK ORDER. (AUG 1989)	29
F.2	(U) FAR 52.247-34 F.O.B. DESTINATION. (NOV 1991)	29
F.3	(U) CONSIGNEE AND ADDRESS	29
F.4	(U) PERSONAL DELIVERY	29

Contract Page 18 of 64

F.5	(U) PERIOD OF PERFORMANCE	29
F.6	(U) PLACE OF DELIVERY	30

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00041

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

F.7	(U) DATA DELIVERABLE	30
(U) SECTION G - Contract Administration Data		31
G.1	(U) AUTHORITY AND DESIGNATION OF A CONTRACTING OFFICER’S REPRESENTATIVE (COR)	31
G.2	(U) NGA: 5X52.232-9000 SUBMISSION OF INVOICE-FEDERAL PAYMENT CENTER (FPC)(OCT 2015)	32
G.3	(U) NGA: GOVERNMENT REPRESENTATIVE (SEP 2003)	32
G.4	(U) NGA: CONTRACT ADMINISTRATION (SEP 2003)(MOD)	32
G.5	(U) NGA: PAYMENT INSTRUCTIONS FOR MULTIPLE ACCOUNTING CLASSIFICATION CITATIONS (SEP 2003)	33
G.6	(U) ACCOUNTING AND APPROPRIATION DATA	33
(U) SECTION H - Special Contract Requirements		35
H.1	(U) NGA: 5X52.209-9003 PROTECTION OF INFORMATION AND NONDISCLOSURE AGREEMENTS (JULY 2006)	35
H.2	(U) NGA: 5X52.37-9000 CONTRACTOR EMPLOYEE DATA FOR ACCESS TO NGA FACILITIES OR SENSITIVE SYSTEMS (OCT 2005)	36
H.3	(U) NGA: 5X45.592-9000 GOVERNMENT-FURNISHED LIMITED DISTRIBUTION MATERIALS (JUNE 2004)	37
H.4	(U) NGA: KEY PERSONNEL (SEP 2003) (MODIFIED)	38
H.5	(U) NGA: DISCLAIMER STATEMENT (SEP 2003)	39
H.6	(U) NGA: 5X52.227-9000 UNAUTHORIZED USE OF NGA NAME, SEAL, AND INITIALS (JUNE 2006)	39
H.7	(U) ORDERING PROCEDURES (CLIN Series 0x04)	39
H.8	(U) NGA: 5X252.204-7000-90 PUBLIC RELEASE OF INFORMATION (APR 2004)	40
H.9	(U) NON-PUBLICITY	40
H.10	(U) NGA: INSURANCE (SEP 2003)	41
H.11	(U) NGA: PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)	41
H.12	(U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)	41
H.13	(U) NGA: 5X52.45.102-9000 MANAGEMENT OF NGA GOVERNMENT PROPERTY (NOV 2016)	41
H.14	(U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)	42
H.15	(U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)	42
H.16	(U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)	42
H.17	(U) SECURITY REQUIREMENTS - CONTRACT CLASSIFICATION	43
H.18	(U) ORGANIZATIONAL CONFLICT OF INTEREST	43
H.19	(U) SENSITIVE REQUIREMENTS AND PRODUCT HANDLING	44
H.20	(U) WARRANTY	44
H.21	(U) EXPORT CONTROL AND ASSIGNMENT OF PERSONNEL	44
H.22	(U) EMERGENCIES, DISASTERS, AND HUMANITARIAN EFFORTS	45
H.23	(U) NextView IMAGERY END USER LICENSE AGREEMENT	45
H.24	(U) EXERCISE OF OPTIONS	46
H.25	(U) PERMANENT WITHHOLD	46
H.26	[**REDACTED**]	47
H.27	[**REDACTED**]
H.28	[**REDACTED**]
H.29	[**REDACTED**]
H.30	[**REDACTED**]	H.26
H.31	[**REDACTED**]	47
H.32	[**REDACTED**]	47
H.33	(U) GEOEYE-1 AND GEOEYE-2 SATELLITE GOVERNMENT FURNISHED EQUIPMENT AND NGA SPONSORSHIP	48
H.34	(U) NGA: 5X52.242-9002 GOVERNMENT SHUTDOWN, FURLOUGH OF GOVERNMENT PERSONNEL AND CLOSURE OF NGA FACILITIES (APRIL 2013)	49
H.35	(U) SPECIAL TERMS AND CONDITIONS FOR INTERIM PAYMENTS, LINE ITEM 0408 – MILESTONE EVENT AND AMOUNT	49
[**REDACTED**]
(U) SECTION I - Contract Clauses		50
I.1	(U) FAR 52.204-2 SECURITY REQUIREMENTS. (AUG 1996)	50
I.2	(U) FAR 52.204-4 PRINTED OR COPIED DOUBLE-SIDED ON RECYCLED PAPER. (AUG 2000)	50
I.3	(U) FAR 52.204-7 CENTRAL CONTRACTOR REGISTRATION. (APR 2008)	50
I.4	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009)	50
I.5	(U) FAR 52.212-4 CONTRACT TERMS AND CONDITIONS - COMMERCIAL ITEMS. (MAR 2009) - ALTERNATE I (OCT 2008) (Applicable to CLIN 0x05 and CLIN 0x06 series only)	50
I.6	(U) FAR 52.212-5 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS--COMMERCIAL ITEMS. (APR 2010)	50

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00041

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

I.7	(U) FAR 52.215-21 REQUIREMENTS FOR COST OR PRICING DATA OR INFORMATION OTHER THAN COST OR PRICING DATA - MODIFICATIONS. (OCT 1997)	54
I.8	(U) FAR 52.216-22 INDEFINITE QUANTITY. (OCT 1995) (Applicable to CLIN Series 0x04 and 0x05)	54
I.9	(U) FAR 52.217-9 OPTION TO EXTEND THE TERM OF THE CONTRACT. (MAR 2000)	55
I.10	(U) FAR 52.227-1 AUTHORIZATION AND CONSENT. (DEC 2007) Alternative I (APR 1984)	55
I.11	(U) FAR 52.227-2 NOTICE AND ASSISTANCE REGARDING PATENT AND COPYRIGHT INFRINGEMENT. (DEC 2007)	55
I.12	(U) FAR 52.232-11 EXTRAS. (APR 1984)	55
I.13	(U) FAR 52.243-1 CHANGES - FIXED-PRICE. (AUG 1987)	55
I.14	(U) FAR 52.243-7 NOTIFICATION OF CHANGES. (APR 1984)	55
I.15	(U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)	57
I.16	(U) FAR 52.245-1 GOVERNMENT PROPERTY. (JAN 2017)	57
I.17	(U) FAR 52.245-9 USE AND CHARGES. (JUN 2007)	58
I.18	(U) FAR 52.252-2 CLAUSES INCORPORATED BY REFERENCE. (FEB 1998)	58
I.19	(U) FAR 52.253-1 COMPUTER GENERATED FORMS. (JAN 1991)	58
I.20	(U) DFARS 252.201-7000 CONTRACTING OFFICER'S REPRESENTATIVE. (DEC 1991)	58
I.21	(U) DFARS 252.203-7002 REQUIREMENT TO INFORM EMPLOYEES OF WHISTLEBLOWER RIGHTS. (JAN 2009)	58
I.22	(U) DFARS 252.204-7000 DISCLOSURE OF INFORMATION. (DEC 1991)	58
I.23	(U) DFARS 252.204-7003 CONTROL OF GOVERNMENT PERSONNEL WORK PRODUCT. (APR 1992)	58
I.24	(U) DFARS 252.204-7004 ALTERNATE A, CENTRAL CONTRACTOR REGISTRATION. (SEP 2007)	58
I.25	(U) DFARS 252.204-7005 ORAL ATTESTATION OF SECURITY RESPONSIBILITIES. (NOV 2001)	59
I.26	(U) DFARS 252.204-7006 BILLING INSTRUCTIONS. (OCT 2005)	59
I.27	(U) DFARS 252.209-7004 SUBCONTRACTING WITH FIRMS THAT ARE OWNED OR CONTROLLED BY THE GOVERNMENT OF A TERRORIST COUNTRY. (DEC 2006)	59
I.28	(U) DFARS 252.212-7001 CONTRACT TERMS AND CONDITIONS REQUIRED TO IMPLEMENT STATUTES OR EXECUTIVE ORDERS APPLICABLE TO DEFENSE ACQUISITIONS OF COMMERCIAL ITEMS (APR 2010)	59
I.29	(U) DFARS 252.227-7013 RIGHTS IN TECHNICAL DATA--NONCOMMERCIAL ITEMS. (NOV 1995) (Applicable to CLIN Series 0x06) *	61
I.30	(U) DFARS 252.227-7014 RIGHTS IN NONCOMMERCIAL COMPUTER SOFTWARE AND NONCOMMERCIAL COMPUTER SOFTWARE DOCUMENTATION. (JUN 1995) (Applicable to CLIN Series 0x06) *	61
I.31	(U) DFARS 252.232-7007 LIMITATION OF GOVERNMENT'S OBLIGATION. (MAY 2006)	61
I.32	(U) DFARS 252.232-7010 LEVIES ON CONTRACT PAYMENTS. (DEC 2006)	62
I.33	(U) DFARS 252.243-7001 NOTICE OF CONTRACT MODIFICATIONS. (DEC 1991)	62
I.34	(U) SUBCONTRACTING REPORTING SYSTEM	62
I.35	(U) DFARS 252.217-7027 CONTRACT DEFINITIZATION (OCT 1998)	62
I.36	(U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)	63
I.37	(U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)	63
I.38	(U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)	63
I.39	(U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)	63
I.40	(U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)	63
I.41	(U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)	63
(U) SECTION J - List of Documents Exhibits and Other Attachments		64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00041

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
CLIN Series 0400
0401	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0402	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0403	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0404	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0405	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0406	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0408	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 5	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0500
0501	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0502	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0503	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0504	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0505	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0506	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0508	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0509	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 6	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0600
0601	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0602	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0603	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0604	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0605	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0606	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0608	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0609	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 7	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0700
0701	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0702	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0703	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0704	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0705	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0706	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 8	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0800
0801	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0802	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0803	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0804	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0805	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Contract Page 22 of 64

UNCLASSIFIED//FOR OFFICIAL USE ONLY
WHEN SEPARATED FROM ATTACHMENT 1

HM0210-13-C-N002-P00041

UNCLASSIFIED//FOR OFFICIAL USE ONLY

WHEN SEPARATED FROM ATTACHMENT 1

This Table is UNCLASSIFIED
CLIN	Maximum Total Price	Obligated Amount	Unfunded Amount
0806	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 9	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

CLIN Series 0900
0901	$ 300,000,000.00	[**REDACTED**]	[**REDACTED**]
0902	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0903	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0904	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0905	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
0906	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
Subtotal Contract Year 10	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

Total Contract Value with Options	$ 2,587,780,000.00	[**REDACTED**]	[**REDACTED**]

B.8         (U) CLIN DESCRIPTION

(U) In accordance with this contract, the Contractor shall furnish all materials, labor, equipment and facilities, except as specified herein to be furnished by the Government, and shall do all that  which is necessary or incidental to the satisfactory and timely performance of CLINs 0301 through 0306 (and Option CLINs if exercised) as stated below.

B.9         (U) CONTRACT TYPE

(U) This is a hybrid Firm Fixed Price (FFP) and Time and Material contract (predominately FFP), with base and option periods as specified in Section/Paragraph F.5.

(U)         OPTION PERIODS

B.10       (U) OPTION CLINs 0301, 0401, 0501, 0601, 0701, 0801 and 0901 – COMMERCIAL SATELLITE IMAGERY - SERVICE LEVEL AGREEMENT (SLA) OR SATELLITE ACCESS AGREEEMENT (SAA) FOR PIXEL & IMAGERY ACQUISITION/OPERATIONS (BASELINE COLLECTION CAPACITY)

(U) The scope of this FFP CLIN Series for the acquisition and delivery of imagery and associated imagery support data from the Contractor’s satellite constellation is defined in Contract Attachment 1, EnhancedView Imagery Acquisition Statement of Work [**REDACTED**] and in accordance with Special Contract Requirement H.24, Exercise of Options. This effort is priced at the amounts set forth below.

This Table is UNCLASSIFIED
Options: Contract Years 2 through 10
CLIN Series 0x01		Baseline Quantity (sqnmi/day)	Firm Fixed Price (12 Months)
Option CLIN 0101 (Contract Year 2)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0201 (Contract Year 3)		[**REDACTED**] (reference HM0210-10-C-0002)
Option CLIN 0301 (Contract Year 4)		[**REDACTED**]	$250,000,000.00
[**REDACTED**]	Option CLIN 0401 (Contract Year 5) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0501 (Contract Year 6) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0601 (Contract Year 7) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0701 (Contract Year 8) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0801 (Contract Year 9) *	[**REDACTED**]	$300,000,000.00
	Option CLIN 0901 (Contract Year 10) *	[**REDACTED**]	$300,000,000.00

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This Table is UNCLASSIFIED
Action	CLIN	ACRN	Fund Cite	Obligated Funding	Cumulative Total
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]
[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]	[**REDACTED**]
			Total	[**REDACTED**]

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H.10         (U) NGA: INSURANCE (SEP 2003)

(U) Pursuant to FAR 52.228-5, Insurance - Work on a Government Installation, the contractor shall acquire and maintain during the entire performance period of this contract, insurance of at least the following kinds and minimum amounts as set forth below:

(a) (U) Workman's Compensation and Employer's Liability Insurance: In accordance with amounts specified by the laws of the state in which the work is to be performed under this contract. In the absence of such state laws, an amount of $100,000 shall be required and maintained.

(b) (U) General Liability Insurance: Bodily injury liability in the minimum amount of $500,000 per occurrence.

(c) (U) Automobile Liability Insurance: In the amounts of at least $200,000 per person and $500,000 per occurrence for bodily injury and $20,000 per occurrence for property damage.

(d) (U) Aircraft public and passenger liability when aircraft are used in connection with performing the contract: $200,000 per person and $500,000 per occurrence for bodily injury other than passenger liability, and $200,000 per occurrence for property damage. Coverage for passenger liability and bodily injury shall be $200,000 multiplied by the number of seats or passengers, whichever is greater.

(U) Execution of this proposal/contract shall constitute certification that the contractor is in compliance with all contractual requirements and any applicable State or Federal laws with respect to insurance requirements.

H.11         (U) NGA:    PERFORMANCE OF WORK ON GOVERNMENT PREMISES (SEP 2003)

(U) The rules and regulations, whether in effect now or to go into effect in the future, at the premises where services are to be performed shall apply to the Contractor and its employees while working on the premises. These regulations include, but are not limited to: presenting valid identification for entrance, smoking restrictions, obtaining and using vehicle passes for all contractor-owned and/or privately owned vehicles, obeying posted directives, strict adherence to security and/or police directives, and safety procedures and directives.

H.12         (U) NGA: INTENTION TO USE CONSULTANTS (SEP 2003)

(a) (U) The government intends to use the consultant contractor(s) listed below for technical and review services during the term of this contract. Although the contractor(s) shall not have the right to provide technical direction, they may attend technical reviews, participate in technical interchange meetings, witness production, and provide test and inspection support, and other related services such as cost-risk-schedule trade-off analysis. The contractor(s) will require access to program- related facilities and documentation including administrative or business information such as cost information.

(b) (U) Contractor business or proprietary data shall not be made available to the consultant contractor(s) until a protective agreement(s) are executed between the consultant and the prime contractor and any necessary sub-contractors, and evidence of such agreement(s) is made available to the Government.

(c) (U) It is expressly understood that the operation of this clause will not be the basis for an equitable adjustment.

(d) (U) Contractors providing consulting services are:

[**REDACTED**]	[**REDACTED**]	[**REDACTED**]

H.13         (U) NGA: 5X52.45.102-9000 MANAGEMENT OF NGA GOVERNMENT PROPERTY (NOV 2016)

(U) Government Furnished Accountable Property (Contract Attachment 3, Government Furnished Property List)

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(U) Management of NGA Government Property

(a)  (U) Definitions

(1)  (U) GOVERNMENT PROPERTY IN THE POSSESSION OF CONTRACTORS (PIPC) is property to which the Government has title, is in the possession of a contractor or subcontractor for use in contract performance, and is managed in the NGA Total Asset Management (TAM) system.

(2)  (U) NGA TOTAL ASSET MANAGEMENT (TAM) SYSTEM is the enterprise system for property accountability, stewardship, financial reporting, IT service management, configuration management, and certification and accreditation purposes. The NGA TAM System includes the NGA PeopleSoft Asset Management System, NGA Enterprise instance of Remedy, and other business systems that interface, connect, provide, or receive asset and asset-related information for the enterprise TAM solution.

(b)  (U) Contractor Responsibilities.

(1)  (U) PIPC

(i)   (U) The Contractor shall manage PIPC in the NGA TAM System.

(ii)  (U) The Contractor shall designate an Asset Custodian to manage PIPC in the NGA TAM system.

(2)  (U) Government-Furnished Property (GFP)

(i)   (U) The Contractor shall physically inventory all NGA GFP in its possession on an annual basis. Personnel who perform the physical inventory must not be the same individuals who maintain the property records or have custody of the property unless the Contractor’s operation is too small to do otherwise.

(ii)  (U) The Contractor shall report inventory results to [**REDACTED**] to update the NGA TAM System for each contract and subcontract that involves GFP.

(c)  (U) Government Responsibilities.

(1)  (U) The NGA Security and Installation Operations Directorate, Installation Operations Office, Policy and Programs Division (SIOP) shall perform the property administration functions described in FAR 42.302(a)(27).

(2)  (U) The Government shall provide instruction on the use of the NGA TAM System.

(3)  (U) The Government shall designate a Program Asset Manager to perform receipt and acceptance on behalf of the Government for property managed in the NGA TAM System.

H.14         (U) NGA: 5X52.227-9001 ACTIVITIES THAT AFFECT U.S. PERSONS (DEC 2004)

(U) This contract is sponsored by the National Geospatial-Intelligence Agency. All work and services to be performed hereunder shall be in strict compliance with procedures set forth in DoDI 5240.1-R.

H.15         (U) NGA: 5X52.207-9000 DOD BASE REALIGNMENT AND CLOSURE (APR 2008)

(U) While NGA continues to transform its processes and systems for the geospatial intelligence (GEOINT) mission, the Agency will soon begin an even more visible change: consolidating its Eastern facilities. In accordance with the Department of Defense Base Realignment and Closure (BRAC) actions that became law in November 2005, NGA will consolidate Eastern operations in the Springfield, Virginia area on Fort Belvoir North Area by September 15, 2011. As NGA moves to this New Campus East, it will close its primary sites in Bethesda, Reston, and the Washington Navy Yard, in addition to relocating smaller NGA functions.

H.16        (U) NGA: 5X52.242-9001 OBSERVANCE OF LEGAL HOLIDAYS, DELAYED ARRIVAL OR EARLY RELEASE OF FEDERAL EMPLOYEES (APRIL 2013)

is only applicable to personnel on site at a Government facility.)

(a)  (U) The National Geospatial-Intelligence Agency observes the following days as Federal holidays

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Table is

[**REDACTED**]

Table is UNCLASSIFIED

[**REDACTED**]

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equitable adjustment shall not include increased costs or time extensions for delay resulting from the Contractor's failure to provide notice or to continue performance as provided, respectively, in paragraphs (b) and (c) of this clause.

(U) Note: The phrases "contract price" and "cost" wherever they appear in the clause, may be appropriately modified to apply to cost-reimbursement or incentive contracts, or to combinations thereof.

I.15         (U) FAR 52.244-6 SUBCONTRACTS FOR COMMERCIAL ITEMS. (APR 2010)

(a)  (U) Definitions. As used in this clause--

"Commercial item" has the meaning contained in Federal Acquisition Regulation 2.101, Definitions.

"Subcontract" includes a transfer of commercial items between divisions, subsidiaries, or affiliates of the Contractor or subcontractor at any tier.

(b)  (U) To the maximum extent practicable, the Contractor shall incorporate, and require its subcontractors at all tiers to incorporate, commercial items or nondevelopmental items as components of items to be supplied under this contract.

(c)(1)  (U) The Contractor shall insert the following clauses in subcontracts for commercial items:

(i)  52.203-13, Contractor Code of Business Ethics and Conduct (Apr 2010) (Pub. L. 110-252, Title VI, Chapter 1 (41 U.S.C. 251 note)), if the subcontract exceeds $5,000,000 and has a performance period of more than 120 days. In altering this clause to identify the appropriate parties, all disclosures of violation of the civil False Claims Act or of Federal criminal law shall be directed to the agency Office of the Inspector General, with a copy to the Contracting Officer.

(ii)  52.203-15, Whistleblower Protections Under the American Recovery and Reinvestment Act of 2009 (Section 1553 of Pub. L. 111-5), if the subcontract is funded under the Recovery Act.

(iii)  52.219-8, Utilization of Small Business Concerns (MAY 2004) (15 U.S.C. 637(d)(2) and (3)), in all subcontracts that offer further subcontracting opportunities. If the subcontract (except subcontracts to small business concerns) exceeds $550,000 ($1,000,000 for construction of any public facility), the subcontractor must include 52.219-8 in lower tier subcontracts that offer subcontracting opportunities.

(iv)  52.222-26, Equal Opportunity (MAR 2007) (E.O. 11246).

(v)  52.222-35, Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (SEP 2006) (38 U.S.C. 4212(a)).

(vi)  52.222-36, Affirmative Action for Workers with Disabilities (JUN 1998) (29 U.S.C. 793).

(vii)  Reserved.

(viii)  52.222-50, Combating Trafficking in Persons (FEB 2009) (22 U.S.C. 7104(g)).

(ix)  52.247-64, Preference for Privately Owned U.S.-Flag Commercial Vessels (Feb 2006) (46 U.S.C. App. 1241 and 10 U.S.C. 2631), if flow down is required in accordance with paragraph (d) of FAR clause 52.247-64.

(2)  (U) While not required, the Contractor may flow down to subcontracts for commercial items a minimal number of additional clauses necessary to satisfy its contractual obligations.

(d) (U) The Contractor shall include the terms of this clause, including this paragraph (d), in subcontracts awarded under this contract.

I.16         (U) FAR 52.245-1 GOVERNMENT PROPERTY. (JAN 2017)

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(b)  The schedule for definitizing this contract action is as follows:

Planned Date
Change Order Executed
Request For Proposal/Engineering Change Proposal Issued
Qualifying Proposal Received
Negotiation Start Date
Change Order Definitized

(c)  If agreement on a definitive contract action to supersede this undefinitized contract action is not reached by the target date in paragraph (b) of this clause, or within any extension of it granted by the Contracting Officer, the Contracting Officer may, with the approval of the head of the contracting activity, determine a reasonable price or fee in accordance with Subpart 15.4 and Part 31 of the FAR, subject to Contractor appeal as provided in the Disputes clause. In any event, the Contractor shall proceed with completion of the contract, subject only to the Limitation of Government Liability clause.

(1)  After the Contracting Officer’s determination of price or fee, the contract shall be governed by:

(i)  All clauses required by the FAR on the date of execution of this undefinitized contract action for either fixed- price or cost-reimbursement contracts, as determined by the Contracting Officer under this paragraph (c);

(ii)  All clauses required by law as of the date of the Contracting Officer’s determination; and

(iii)  Any other clauses, terms, and conditions mutually agreed upon.

(2)  To the extent consistent with paragraph (c)(1) of this clause, all clauses, terms, and conditions included in this undefinitized contract action shall continue in effect, except those that by their nature apply only to an undefinitized contract action.

(d)  The definitive contract resulting from this undefinitized contract action will include a negotiated firm-fixed price in no event to exceed $______.

I.36         (U) FAR 52.216-24 LIMITATION OF GOVERNMENT LIABILITY (APR 1984)

(a)  In performing this contract, the Contractor is not authorized to make expenditures or incur obligations exceeding $____dollars.

(b)  The maximum amount for which the Government shall be liable if this contract is terminated is $____dollars.

I.37         (U) DFARS 252.245-7001 Tagging, Labeling, and Marking of Government-Furnished Property (APR 2012)

I.38         (U) DFARS 252.245-7002 Reporting Loss of Government Property (APR 2012)

I.39         (U) DFARS 252.245-7003 Contractor Property Management System Administration (APR 2012)

I.40         (U) DFARS 252.245-7004 Reporting, Reutilization, and Disposal (SEP 2016)

I.41         (U) DFARS 252.211-7003 Item Unique Identification and Valuation (MAR 2016)

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(U) SECTION J - List of Documents Exhibits and Other Attachments

J.1         (U) LIST OF DOCUMENTS, EXHIBITS, AND OTHER ATTACHMENTS

This Table is UNCLASSIFIED
Attachment	Description	Date
1	EnhancedView Imagery Acquisition Statement of Work (SOW)	February 10, 2017
2	DD Form 254, Contract Security Classification Specification, Revision 3	September 21, 2016
3	Government Furnished Property List	February 28, 2014
4	Small Business Subcontracting Plan	July 6, 2010
5	List of Data Delivered with Government Purpose Rights	July 6, 2010
6	List of Data with Limited Rights	July 6, 2010
7	Nondisclosure Agreement

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